
THE
BANC
CORPORATION
building for the future

Company History


THE BANK

The Banc Corporation "Story"

- July 13, 1997 – Birmingham News Article – "John A. Hand Building to be Auctioned."

- 63 Days Later:
  - Raised $26 million from investors/friends
  - Purchased the John A. Hand Building
  - Acquired Warrior Capital Corporation and its subsidiary – Warrior Savings Bank

The Banc Corporation "Story"

- Warrior Savings Bank - three branches and $67 million in total assets.
- Changed the name of Warrior Savings Bank to The Bank and opened a de novo branch in the John A. Hand Building in Birmingham.
- Record for opening day deposits was $26 million

Acquisition - Alabama

- From October to November, bought four banks and bank holding companies in Alabama with assets of over $250 million:
  - Commerce Bank of Alabama (Albertville, etc.)
  - Commercial Bancshares of Roanoke
  - Citizens Bank of Monroeville
  - City National Bank of Sylacauga

Acquisition - Alabama (continued)

- Opened de novo branch in Decatur, Alabama in September of 1998 - later acquired BankersTrust of Alabama in Huntsville and Madison.

- Completed IPO in December of 1998 - sold 1,150,000 shares at $11 per share.

- October of 1999 bought three branches in southeast Alabama from Synovus and opened a de novo branch in Andalusia.

Acquisition - Florida

- Entered Florida panhandle/Emerald Coast market by acquiring Emerald Coast Bancshares in Panama City in February, 1999.

- Acquired C&L Bank in northern panhandle of Florida in June, 1999 which added over $100 million in total assets and had excellent earnings.

Most Recent Developments

- Added $16 million in Tier 1 capital in trust preferred offering; for a total of $31 million to fund growth.

- Signed letter of intent to purchase CF Bancshares, Inc., located in Port St. Joe, Florida. Assets of $105 million.

Total Asset Growth



1,300,000
1,100,000
900,000
700,000
500,000
300,000
100,000
$630,089
$827,427
$1,029,215
$1,155,374
1998
1999
2000
2001
As of 6/30/01

Asset Growth (by segment)


35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
1999
2000
2001
Annualized
Alabama
Florida
Consol


THE BANK

Financial Highlights

In thousands, except per share data

THE BANC CORPORATION

Financial Overview

	June 30,		December 31,	
	2001	2000	2000	1999
Selected Statement of Financial Condition Data:				
Total assets	$ 1,155,374	$ 908,105	$ 1,029,215	$ 827,427
Loans, net of unearned income	912,114	713,922	808,145	632,777
Investment securities	74,329	79,118	95,715	70,916
Deposits	910,343	742,930	827,304	682,517
Stockholders' Equity	77,751	71,037	74,875	68,848

Total Loan Growth


$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$431,931
$632,777
$808,145
$912,114
1998
1999
2000
2001

As of 6/30/01

Loan Growth (by segment)


50.00%
45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
1999
2000
2001
Annualized
Alabama
Florida
Consol

Total Deposit Growth



1,000,000
800,000
600,000
400,000
200,000
-
$531,070
$682,517
$827,304
$910,343
1998
1999
2000
2001

As of 6/30/01

Deposit Growth (by segment)


60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
1999
2000
2001
Annualized
Alabama
Florida
Consol

Stockholders' Equity



$80,000
$75,000
$70,000
$65,000
$60,000
$65,967
$68,848
$74,875
$77,751
1998
1999
2000
2001

Financial Overview

	June 30,		December 31,	
	2001	2000	2000	1999
Selected Statement of Income Data:				
Interest income	$ 45,608	$ 34,566	$ 75,035	$ 55,557
Interest expense	25,640	17,504	39,921	26,749
Net interest income	19,968	17,062	35,114	28,808
Provision for loan losses	1,630	1,597	4,961	2,850
Noninterest income	4,453	3,524	7,822	6,164
Merger related costs	-	-	-	744
Other noninterest expense	17,862	16,126	32,118	27,938
Distributions on trust preferred securities	795	-	504	-
Income before income taxes	4,134	2,863	5,353	3,440
Income tax expense	1,160	767	996	520
Net income	$ 2,974	$ 2,096	$ 4,357	$ 2,920

Financial Overview

	June 30,		December 31,	
	2001	2000	2000	1999
Per Share Data:				
Net income - basic and diluted	$ 0.21	$ 0.14	$ 0.30	$ 0.20
Book value at period end	5.46	4.94	5.22	4.79
Tangible book value at period end	5.01	4.46	4.76	4.28

Financial Overview

	June 30,		December 31,	
	2001	2000	2000	1999
Performance Ratios:				
Return on average assets	0.54%	0.49%	0.48%	0.41%
Return on average equity	7.87	6.12	6.03	4.33
Net interest margin	4.02	4.54	4.36	4.55
Efficiency ratio	73.14	77.61	74.80	80.91
Assets Quality Ratios:				
Allowance for loan losses to nonperforming loans	130.98%	129.85%	90.85%	216.22%
Allowance for loan losses to loans, net of unearned income	1.04	1.25	1.11	1.27
Nonperforming loans to loans, net of unearned income	0.80	0.96	1.22	0.59
Net charge-offs to average loans	0.25	0.22	0.57	0.90
Capital Ratios:				
Leverage capital ratio	7.61	7.64	8.47	7.74
Tier-1 risk-based capital ratio	9.36	9.15	10.26	9.41
Total risk-based capital ratio	10.39	10.38	11.36	10.61

Interest Income



$42,472
$55,557
$75,035
$45,608
Through June 30, 2001
1998
1999
2000
2001

Net Income



$285
$2,920
$4,357
$2,974
1998
1999
2000
2001
$2,974
as of
June 30, 2001

Earnings Per Share


$0.02
$0.20
$0.30
$0.45
1998
1999
2000
2001e

$.21 as of June 30, 2001

Return on Equity (ROE)



8.00%
6.03%
4.33%
0.51%
0.07
0.06
0.05
0.04
0.03
0.02
0.01
0.00
1998
1999
2000
2001e

Our Plan of Action


THE BANK

The Plan

Grow our assets and income by targeting specific market segments in the larger, more dynamic markets we serve.

Target Market

Owner-managed businesses

with annual sales up to $50 million

Primary Market Focus



Huntsville – 342,376*
Birmingham - 921,106*
Emerald Coast – 148,217*
Huntsville
Decatur
Montgomery
Mobile
The Banc Corporation
Birmingham, Alabama
The Bank Offices
Emerald Coast Bank Offices
C&L Bank Offices
Citizens Federal Savings Bank (pending)

*Population figures reflect these MSAs. Source: U.S. Census Bureau – 2000 Census.

Owner-Managed Business Market Segment

Birmingham

Total: 25,961

Served: 2,234

8.60%

Huntsville

Total: 5,732

Served: 776

13.53%

EC

Total: 13,959

Served: 966

6.92%

Focused Products and Services

- Provide the business owner access to decision makers
- Ability to accommodate financing needs up to $19 million.
- Competitive cash management products
- Courier service for added convenience.

Products and Services (cont.)

- Internet banking services tailored for owner-managed businesses.
- Special accounts for the business owner:
  - Interest on checking account
  - Preferred rate equity line
  - Preferred rate credit card
  - Internet banking with bill payer service
  - Free wire transfers
  - ATM/Debit Card with no foreign transaction fees.

Marketing to the Owner-Managed Business

- Direct mail
- Events
- Newsletters
- Targeted Advertising
- Personal calls by calling officers
  - Adequate authority "to get the job done"
  - Loan goals set by each officer
  - Incentive plan related to volume, profitability, and loan quality
  - Company recognition

Secondary Market Focus

- Identify and pursue any owner-managed business within those markets. Opportunities more limited than major markets.
- Continue to be a community bank providing a wide array of services within the community.
- Maintain pricing levels for services to sustain profitability.

Additional Opportunities

- Expanded branch network in major markets.
- Leasing
- Asset-based lending
- Money management (401k plans, SEPs, etc.)
- Expanded courier service
- More use of technology

Consolidation and Integration

Completed the consolidation of eight independent banks into one organization

- Improved Risk Management
  - Loan quality grading system
  - Expand loan review system to validate quality and provide early warning system.
  - Expanded internal audit program to monitor risks
  - Employee training

Consolidation and Integration (cont.)

- Better management of deposit gathering and pricing to control costs of deposits

- More coordination between the management and marketing of products and services to enhance their effectiveness.

Summary

- We will achieve our stated objectives through targeted marketing in growth markets and improved efficiency through our consolidation efforts.

- We will always listen to our customers in an effort to improve existing services and respond to changes in the marketplace.